================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         CORTEX PHARMACEUTICALS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.


[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                          CORTEX PHARMACEUTICALS, INC.
                             15241 Barranca Parkway
                            Irvine, California 92618


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                               December 11, 1997



To the Stockholders of Cortex Pharmaceuticals, Inc.:

     The Annual Meeting of Stockholders of Cortex Pharmaceuticals, Inc., a Delaware corporation (the "Company"), will be held at the offices of the Company, 15241 Barranca Parkway, Irvine, California, on Thursday, December 11, 1997 at 9:00 a.m. Pacific Time, to consider and vote on the following matters described in the attached Proxy Statement:

     (1) The election of seven (7) directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and duly qualified (Proposal 1);

     (2) To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending June 30, 1998 (Proposal 2); and

     (3) Such other business as may properly come before the meeting or any adjournment thereof.


     The Board of Directors has fixed the close of business on October 24, 1997, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any postponement and adjournment thereof. The stock transfer books will not be closed.

     The Board of Directors welcomes the personal attendance of stockholders at the meeting. However, please sign and return the enclosed proxy, which you may revoke at any time prior to its use, whether or not you expect to attend the meeting. A self-addressed, postage prepaid envelope is enclosed for your convenience. Your proxy will not be used if you attend the meeting and choose to vote in person.

                                 By Order of the Board of Directors



                                 D. Scott Hagen
                                 Secretary

Irvine, California
November 7, 1997

                          CORTEX PHARMACEUTICALS, INC.
                             15241 Barranca Parkway
                           Irvine, California  92618
                              --------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held December 11, 1997
                                   9:00 a.m.
                              --------------------



Solicitation and Revocation of Proxies

     The accompanying proxy is solicited by and on behalf of the Board of Directors of Cortex Pharmaceuticals, Inc., a Delaware corporation (the "Company"), and the Company will bear the cost of such solicitation. Solicitation of proxies will be primarily by mail, although some of the officers, directors and employees of the Company may solicit proxies personally or by telephone. The Company will reimburse brokerage houses and other custodians, nominees or fiduciaries for their expenses in sending proxy materials to their principals.

     The persons named as proxies were designated by the Board of Directors and are directors of the Company. All properly executed proxies will be voted (except to the extent that authority to vote has been withheld) and where a choice has been specified by the stockholder as provided in the proxy it will be voted in accordance with the specification so made. Proxies submitted without specification will be voted FOR the election as directors of the nominees
                            ---
proposed by the Board of Directors and FOR the ratification of Ernst & Young LLP
                                       ---
as the Company's independent auditors.

     Any stockholder may revoke a proxy at any time before it is voted at the meeting by a proxy bearing a later date. A proxy may also be revoked by any stockholder by delivering written notice of revocation to the Secretary of the Company or by voting in person at the meeting.

     This Proxy Statement and proxy are being mailed to stockholders of the Company on or about November 7, 1997. The mailing address of the executive offices of the Company is 15241 Barranca Parkway, Irvine, California 92618.


Voting at the Meeting

     Only record holders of Common Stock of the Company at the close of business on October 24, 1997, will be entitled to notice of, and to vote at, the meeting. As of the record date, there were 9,542,183 shares of the Company's Common
Stock outstanding. Each share is entitled to one vote at the meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulating the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS


     The persons named in the enclosed proxy will vote to elect the seven (7) proposed nominees named below unless contrary instructions are given in the proxy. The election of directors shall be by the affirmative vote of the holders of a plurality of the shares voting in person or by proxy at the meeting. Each director is to hold office until the next annual meeting and until his successor is elected and qualified.

     The names and certain information concerning the persons nominated by the Board of Directors to become directors at the meeting are set forth below. The Company's Board of Directors recommends that you vote FOR the election of each
                                                      ---
of the nominees named below. It is intended that shares represented by the proxies will be voted FOR the election to the Board of Directors of the persons
                      ---
named below unless authority to vote for nominees has been withheld in the proxy. Although each of the persons named below has consented to serve as a director if elected and the Board of Directors has no reason to believe that any of the nominees named below will be unable to serve as a director, if any nominee withdraws or otherwise becomes unavailable to serve, the persons named as proxies will vote for any substitute nominee designated by the Board of Directors. The following information regarding the nominees is relevant to your consideration of the slate proposed by the Board of Directors:


Nominees for Director

     Robert F. Allnutt, 62, was elected a director in December 1995.
Mr. Allnutt was Executive Vice President of the Pharmaceutical Manufacturers Association from May 1985 until February 1995 and was Vice President for Government Relations of Communications Satellite Corporation from May 1984 until May 1985. Prior to 1984, Mr. Allnutt held numerous positions in the Federal Government for 25 years, including 15 years at NASA, where his positions included Associate Deputy Administrator, the third ranking position in the agency. Mr. Allnutt is a director of Penederm, Inc., a developer and marketer of specialized dermatology products, and of Cypress Pharmaceuticals, Inc., a developer and marketer of prescription pharmaceuticals. Mr. Allnutt also serves as a member of the Board of Directors of the National Health Council and the National Council on the Aging. Mr. Allnutt holds a B.S. in Industrial Engineering from the Virginia Polytechnic Institute and J.D. and L.L.M. degrees from George Washington University.

     Charles J. Casamento, 52, was elected to the Board of Directors of the Company in July 1997. Since June 1993, Mr. Casamento has been Chairman, President and Chief Executive Officer of RiboGene, Inc., a privately-held biopharmaceutical company based in Hayward, California. Prior to that, he was President and Chief Executive Officer of Interneuron Pharmaceuticals, a neuropharmaceutical company, from its founding in March 1989 until May 1993. From January 1986 to March 1989, he was Senior Vice President and General Manager, Pharmaceuticals & Biochemicals at Genzyme Corp., a biotechnology company. From 1970 through 1985, Mr. Casamento held senior management positions in marketing, finance and business development at Sandoz, Johnson & Johnson and American Hospital Supply Corp., where he was Vice President, Business Development and Strategic Planning for the Critical Care Division. He holds a B.S. degree in Pharmacy and an M.B.A. from Fordham University and is a licensed pharmacist.

     Carl W. Cotman, Ph.D., 57, has been a Scientific Director of and consultant to the Company since October 1987, served as a director of the Company from March 1989 to October 1990, and was reelected as a director in November 1991. Dr. Cotman has been a Professor of Psychobiology, Neurology, and Psychiatry at the University of California, Irvine since 1985. He was a Professor of Psychobiology and Neurology at that University from 1983 to 1985, and has held various other teaching and research positions at that University since 1968. He chaired the Scientific Advisory Council of the American Paralysis Association and is a member of numerous professional associations and committees, including the Council of the American Society for Neurochemistry, the National Institute of Aging Task Force, the American Association for the Advancement of Science and the International Society for Neurochemistry. Dr. Cotman has served on the editorial boards of numerous scientific journals and has authored or co-authored seven books and over 400 articles in the fields of neurobiology, memory and cognition, and the recovery of function after brain injury. Dr. Cotman holds a B.A. in Chemistry from Wooster College, an M.A. in Analytical Chemistry from Wesleyan University, and a Ph.D. in Biochemistry from Indiana University.

     Michael G. Grey, 44, has been a director of the Company since September 1994. In November 1994, Mr. Grey became President of BioChem Therapeutic, Inc., a wholly owned subsidiary of BioChem Pharma, an international biopharmaceutical company. From January 1994 to October 1994, Mr. Grey was Senior Vice President, Corporate Development of Titan Pharmaceuticals, Inc., a biopharmaceutical holding company, and President and Chief Operating Officer at Ansan, Inc., an early stage biopharmaceutical company. From 1991 until 1993, Mr. Grey served as Vice President, Corporate Development of Glaxo, Inc., and from 1989 until 1991, Mr. Grey served as Director of International Licensing of Glaxo Holdings p.l.c., where he was responsible for the worldwide licensing activities of Glaxo, Inc. Mr. Grey holds a B.Sc. degree in Chemistry from the University of Notingham.

     Harvey S. Sadow, Ph.D., 75, has been a director of the Company since March 1988 and Chairman of the Board of Directors since January 1991. Dr. Sadow was President and Chief Executive Officer of Boehringer Ingelheim Corporation, a major health care company, from 1971 until his retirement in January 1988 and was Chairman of the Board of that company from 1988 through December 1990. Dr. Sadow was Chairman of the University of Connecticut Foundation, the President's Council of the American Lung Association, and the Connecticut Law Enforcement Foundation and was a member of the Board of Directors of the Pharmaceutical Manufacturers Association ("PMA") and Chairman of the Board of the PMA Foundation. Dr. Sadow is also a member of several other professional committees and societies, including the American Society for Clinical Pharmacology and Therapeutics. He has published extensively in the field of treatment of diabetes mellitus. Dr. Sadow is Chairman of Cholestech Corporation, a developer, manufacturer and seller of lipid measuring diagnostic products; a director of Penederm, Inc., a developer and marketer of specialized dermatology products; and a director of several privately-held companies in the health care field.
Dr. Sadow holds a B.S. from the Virginia Military Institute, an M.S. from the University of Kansas, and a Ph.D. from the University of Connecticut.

     Vincent F. Simmon, Ph.D., 54, was appointed President and Chief Executive Officer and a director of the Company in May 1996. From November 1994 until December 1995, Dr. Simmon served as Chairman, President and Chief Executive Officer of Prototek, Inc., a privately-held biopharmaceutical company focusing on the development of protease inhibitors. From March 1990 to November 1994, Dr. Simmon served as President, Chief Executive Officer and a director at Alpha I Biomedicals, Inc., a biotechnology company. From February 1985 to March 1990, Dr.

Simmon served as Vice President for Biomedical and Biotechnology Research at
W. R. Grace and Co. From 1979 to 1985, Dr. Simmon served in varying capacities including Senior Vice President of Research and Development for Genex Corporation, a genetic engineering company, and from 1973 to 1979 in varying capacities including Assistant Director, Department of Technology for SRI International, a consulting company. Dr. Simmon has served as a governor of the Emerging Companies Section of BIO (Biotechnology Industrial Organization) and a director of the Chemical Industries Institute for Toxicology (Research Triangle
Park). Dr. Simmon holds a B.A. degree in Biology and Chemistry from Amherst College, an M.S. degree from the University of Toledo in Plant Physiology and a Ph.D. degree in Molecular Biology from Brown University. Dr. Simmon was a post-doctoral fellow at Stanford University from 1971 to 1973.

     Davis L. Temple, Jr., Ph.D., 54, has been a director of and consultant to the Company since March 1994 and served as co-member of the Office of the Chief Executive of the Company from October 1995 to May 1996. In April 1997, Dr. Temple was appointed as Chairman and Chief Executive Officer of Cognetix Inc., a privately-held biopharmaceutical drug discovery and development company. From November 1995 until April 1997, he was a Senior Consultant for Kaufman Brothers, a New York investment bank. Prior to that, from January 1994 to November 1995 he was Managing Director at Stover Haley Burns, Inc., a life science advisory group. From 1990 until 1993, Dr. Temple served as Vice President, CNS Drug Discovery for Bristol-Myers Squibb and from 1984 to 1990 he served as Senior Vice President, CNS Research at Bristol-Myers Company. Dr. Temple holds a B.S. degree in Pharmacy from Louisiana State University and a Ph.D. degree in Medicinal Chemistry and Pharmacology from the University of Mississippi.


Executive Officer

     In addition to Dr. Simmon, the other executive officer of the Company is
D. Scott Hagen.

     D. Scott Hagen, 42, has been Vice President and Chief Financial Officer of the Company since January 1992 and was Vice President-Finance and Administration from September 1988 through December 1991. He also served as Acting President
and Chief Operating Officer from October 1995 to May 1996.   Mr. Hagen has been
Secretary since August 1991. From 1981 to August 1988, he was employed by Chembiomed Ltd., a Canadian biopharmaceutical company, where he served in a progression of scientific and administrative positions. Mr. Hagen holds a B.Sc. in Biochemistry and an M.B.A. from the University of Alberta in Edmonton, Canada.


Scientific Director

     In addition to Dr. Cotman, the other Scientific Director of the Company is Gary S. Lynch, Ph.D.

     Gary S. Lynch, Ph.D., 54, has been a Scientific Director of and consultant to the Company since October 1987 and served as a director of the Company from March 1988 to March 1989 and from December 1994 to December 1995. Dr. Lynch has been a Professor in the Department of Psychobiology at the University of California, Irvine since 1981, and has held various other teaching and research positions at that University since 1969. He is a Professor at the University's Center for the Neurobiology of Learning and Memory. Dr. Lynch is a member of the Neuroscience Society and the International Brain Research Organization. He also serves on the Advisory Board of the Cognitive Neurosciences Institute.
Dr. Lynch has authored or co-authored over 400 articles and a number of books in the areas of neurobiology, cognition and memory. Dr.

Lynch holds a B.A. in Psychology from the University of Delaware and a Ph.D. in Psychology from Princeton University.


Board Committees

     The Board of Directors of the Company has a standing Compensation Committee and Audit Committee. The Board of Directors does not have a standing nominating committee. The functions of the Compensation Committee include administering the Company's stock plans and advising the Board of Directors on officer compensation and on employee compensation generally. The Compensation Committee held two meetings during fiscal 1997 and currently consists of Dr. Cotman as Chairman of the Committee, Mr. Grey and Dr. Temple. The Audit Committee has the responsibility of recommending to the Board of Directors the appointment of the Company's outside auditors, examining the results of audits and reviewing internal accounting controls. The Audit Committee held one meeting during fiscal 1997 and currently consists of Dr. Sadow as Chairman and Mr. Allnutt.


Attendance at Meetings

     During the fiscal year ended June 30, 1997, the Board of Directors held a total of eight meetings. No member of the Board of Directors attended fewer than 75% of the meetings of the Board and of the committees of which he was a member.

Executive Compensation

     The following table sets forth summary information concerning compensation paid or accrued by the Company for services rendered during the three fiscal years ended June 30, 1997, to the Company's Chief Executive Officer and to the other executive officer employed by the Company as of June 30, 1997.


                                  Summary Compensation Table

                                                                                                      Long Term
                                                 Annual Compensation                             Compensation Awards
                                       ---------------------------------------              ----------------------------
                                                                                            Securities
                                                                                            Underlying
Name and                                                                Other Annual         Options/     All Other
Principal Position                Year         Salary        Bonus      Compensation (2)     SARs(#)      Compensation($)
------------------------------------------------------------------------------------------------------------------------------------

Vincent F. Simmon, Ph.D. (1)      1997        $200,000      $53,138        $50,005               --         $     --
President and Chief               1996          25,000       20,410          3,613           180,000              --
Executive Officer                 1995             --           --             --                --               --

D. Scott Hagen                    1997        $139,677      $11,024        $10,282            40,000        $     --
Vice President,                   1996         128,751       18,750         14,663            11,000              --
Chief Financial Officer           1995         124,583       15,000          9,346            15,000              --
and Secretary

---------------------

(1) Dr. Simmon was appointed President and Chief Executive Officer on May 15, 1996.

(2) Represents accrued or paid-out vacation pay, sick pay and/or relocation reimbursements.

Option Matters

          Option Grants. The following table sets forth certain information concerning grants of stock options to each of the Company's executive officers named in the Summary Compensation Table during the fiscal year ended June 30, 1997.

                       Option Grants in Last Fiscal Year


                               Number of        % of Total
                               Securities        Options
                               Underlying        Granted to
                                Options         Employees in     Exercise       Expiration
 Name                          Granted(#)       Fiscal Year      Price($/Sh)       Date
---------------------------------------------------------------------------------------------
Vincent F. Simmon, Ph.D.             --                0%              --               --

D. Scott Hagen                    10,000              12%          $2.8125         10/03/06
                                  30,000              36%          $2.8750         06/17/07

---------------------

     Option Exercises. The following table sets forth certain information concerning the exercise of options by each of the Company's executive officers named in the Summary Compensation Table during the fiscal year ended June 30, 1997, including the aggregate value of gains on the date of exercise. In addition, the table includes the number of shares covered by both exercisable and unexercisable stock options as of June 30, 1997. Also reported are the values for "in the money" options which represent the positive spread between the exercise prices of any such existing stock options and $3.125, the last sale price of Common Stock on June 30, 1997, as reported by Nasdaq.

                Aggregated Option Exercises in Last Fiscal Year
                       and Fiscal Year-End Option Values


                                              Value Realized($)
                                              (market price          Number of Securities            Value of Unexercised
                                                at exercise         Underlying Unexercised              In-the-Money
                            Shares Acquired    less exercise         Options at FY-End(#)            Options at FY-End($)
 Name                        on Exercise(#)        price)         Exercisable   Unexercisable     Exercisable   Unexercisable
--------------------------------------------------------------------------------------------------------------------------------

 Vincent F. Simmon, Ph.D.            0            $     0            64,999        115,001             $0       $      0

 D. Scott Hagen                 14,000 (1)         19,900            20,767         55,233              0         10,625

--------------------

 (1)  Acquired upon exercise of a stock option that expired January 31, 1997.

Employment and Consulting Agreements

     Vincent F. Simmon joined the Company as President and Chief Executive Officer in May 1996. His employment agreement calls for a base salary of $200,000 per year with an annual bonus, at the discretion of the Board of Directors of the Company, in cash and/or equity equal to between 15% and 50% of his base salary, subject to annual review by the Compensation Committee. For the term commencing May 1996 and ending May 1997, Dr. Simmon received an annual bonus of $50,000. In addition, Dr. Simmon received a one-time bonus of $23,500 to accommodate certain expenses incurred in connection with relocation. In connection with his employment, Dr. Simmon was granted options to purchase 180,000 shares of Common Stock at an exercise price of $5.625 per share, representing 100% of the fair market value as of the date of grant. The options vest monthly over a three-year period commencing one month from the date of grant and have a ten-year term.

     Mr. Hagen entered into a three-year employment agreement with the Company, commencing September 1, 1988. The employment agreement has been extended for additional terms, most recently as of January 1, 1997 for a term ending December 31, 1997. The agreement currently provides for a base salary of $141,113 with an annual bonus of between $10,000 and $30,000. In the event that Mr. Hagen's employment is terminated other than for cause or as a result of his voluntary resignation, death or disability, he will receive a severance payment equal to six months' salary.

     Drs. Carl W. Cotman and Gary S. Lynch (both of whom are co-founders and Scientific Directors of the Company) have each entered into a consulting agreement with the Company. Dr. Lynch receives a consulting fee of $65,000 per year and Dr. Cotman receives a consulting fee of $33,000 per year. The term of each consulting agreement commenced in November 1987 and will continue until terminated by the respective parties thereto. The consulting agreements obligate the respective consultants to make themselves available to the Company for consulting and advisory services for an average of three days per month. In June 1995, Dr. Cotman voluntarily reduced his annual consulting fees by $10,000. On January 4, 1996, the Stock Option Committee granted options to Dr. Lynch to purchase 100,000 shares of Common Stock with an exercise price of $3.50 per share, the then fair market value, vested in full. Dr. Lynch will be entitled to additional option grants in connection with the Company's success in corporate partnering its AMPAKINE(TM) technology.

     Dr. Davis L. Temple, a director of the Company, entered into a consulting agreement with the Company in July 1994 that provides for the payment of consulting fees of $10,000 for each six months of service.


Director Compensation

     Each non-employee director (other than the Chairman of the Board or those who join the Board of Directors to oversee an investment in the Company) receives $1,500 at each Board of Directors meeting attended and an additional $750 annual retainer for each committee on which he or she serves. The Chairman of the Board receives $2,500 at each Board of Directors meeting attended and an additional $750 annual retainer for each committee on which he or she serves.

     Under the Company's 1996 Stock Incentive Plan, each non-employee director (other than those who serve on the Board of Directors to oversee an investment in the Company) is automatically granted options to purchase 15,000 shares of Common Stock upon commencement of service as a director and additional options to purchase 6,000 shares of Common Stock on the date of each Annual Meeting of Stockholders. Non-employee directors who serve on the Board of Directors to oversee an investment in the Company receive options to purchase 7,500 shares of Common Stock upon commencement of service as a director and additional options to purchase 3,000 shares of Common Stock on the date of each Annual Meeting of Stockholders. These nonqualified options have an exercise price equal to 100% of the fair market value of the Common Stock on the date of grant, have a ten-year term and vest in equal increments of 33-1/3% on each anniversary date of the dates of grant, and are otherwise subject to the terms and provisions of the 1996 Stock Incentive Plan.


                              CERTAIN TRANSACTIONS

     The Company's Restated Certificate of Incorporation provides that, pursuant to Delaware Law, directors of the Company shall not be liable for monetary damages for breach of the directors' fiduciary duty of care to the Company and its stockholders. This provision does not eliminate the duty of care, and in appropriate circumstances equitable remedies such as injunctions or other forms of non-monetary relief remain available under Delaware Law. In addition, each director will continue to be subject to liability for breach of the director's duty of loyalty to the Company, for acts or omissions not in good faith or involving intentional misconduct, for knowing violations of law, for actions leading to improper personal benefit to the director and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Delaware Law. The provision also does not affect a director's responsibility under any other law, such as the federal securities laws. The Company has entered into Indemnification Agreements with each of its officers and directors that obligate the Company to indemnify them as permitted by applicable law.

     See "Employment and Consulting Agreements" for a description of certain arrangements and transactions with executive officers and directors.


                             PRINCIPAL STOCKHOLDERS

     The following table sets forth, to the knowledge of the Company, certain information regarding the beneficial ownership of the Company's Common Stock as of September 30, 1997, by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each of the directors and nominees, (iii) each of the named executive officers in the Summary Compensation Table and (iv) all of the executive officers and directors as a group. Except as indicated in the footnotes to this table, the Company believes that the persons named in this table have sole voting and investment power with respect to the shares of Common Stock indicated.



  Directors,                        Shares              Percent of
  Officers, and 5%               Beneficially          Common Stock
  Stockholders                      Owned           Beneficially Owned
--------------------------------------------------------------------------


  Robert F. Allnutt                   5,375 (1)               *
  Charles J. Casamento               15,000                   *
  Carl W. Cotman, Ph.D.             129,625 (2)              1.4
  Michael G. Grey                    10,625 (3)               *
  D. Scott Hagen                     24,501 (4)               *
  Harvey S. Sadow, Ph.D.             50,959 (5)               *
  Vincent F. Simmon, Ph.D.          114,599 (6)              1.2
  Davis L. Temple, Jr., Ph.D.        24,375 (7)               *

  Quantum Partners LDC (8)          657,400                  6.9
  Soros Fund Management
  888 Seventh Avenue, 33rd Floor
  New York, NY 10106

  All officers and directors
      as a group (8 persons)        375,059                  3.9

-----------------------

*   Less than one percent

(1) Includes 4,375 shares that may be purchased upon exercise of options within 60 days of September 30, 1997.
(2) Includes 31,625 shares that may be purchased upon exercise of options within 60 days of September 30, 1997.
(3) Includes 10,625 shares that may be purchased upon exercise of options within 60 days of September 30, 1997.
(4) Includes 24,101 shares that may be purchased upon exercise of options within 60 days of September 30, 1997.
(5) Includes 40,959 shares that may be purchased upon exercise of options within 60 days of September 30, 1997.
(6) Includes 89,999 shares that may be purchased upon exercise of options within 60 days of September 30, 1997.
(7) Includes 24,375 shares that may be purchased upon exercise of options within 60 days of September 30, 1997.
(8) According to a Schedule 13D filed by George Soros (in his capacity as sole proprietor of Soros Fund Management), these shares are held for the account of Quantum Partners LDC, which has granted investment discretion to Soros Fund Management. Mr. Soros may be deemed to be beneficial owner of such shares.

The Company is not aware of any arrangements that may at a subsequent date result in a change of control of the Company.

                                  PROPOSAL TWO

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS


     The Board of Directors has selected Ernst & Young LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending June 30, 1998. The Board of Directors recommends that you vote FOR the
                                                                       ---
ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. Ernst & Young LLP's representatives are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

     The persons named in the enclosed proxy will vote to appoint Ernst & Young LLP unless contrary instructions are given in the proxy. The appointment of Ernst & Young LLP shall be by the affirmative vote of the holders of a majority of the shares voting on the proposal in person or by proxy at the meeting.


                             STOCKHOLDER PROPOSALS

     Stockholder proposals for the 1998 Annual Meeting of Stockholders of the Company must be received at the Company's offices, 15241 Barranca Parkway, Irvine, California 92618, addressed to the Secretary, no later than July 10, 1998.


                         COMPLIANCE WITH SECTION 16(a)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on the review of copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended June 30, 1997 all of the Company's officers, directors and ten-percent stockholders complied with all applicable
Section 16(a) filing requirements.


                         TRANSACTION OF OTHER BUSINESS

     As of the date of this Proxy Statement, the Board of Directors is not aware of any matters other than those set forth herein and in the Notice of Annual Meeting of Stockholders that will come before the meeting. Should any other matters arise requiring the vote of stockholders, it is intended that proxies will be voted in respect thereto in accordance with the best judgment of the person or persons voting the proxies.

     Please return your proxy as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the meeting, no business can be transacted. Therefore, please be sure to date and sign your proxy exactly as your name appears on your stock certificate and return it in the enclosed postage prepaid return envelope. Please act promptly to ensure that you will be represented at this important meeting.

     THE COMPANY WILL PROVIDE WITHOUT CHARGE, AT THE WRITTEN REQUEST OF ANY BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS, A COPY (WITHOUT EXHIBITS) OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED JUNE 30, 1997. REQUESTS SHOULD BE MAILED TO THE SECRETARY, CORTEX PHARMACEUTICALS, INC., 15241 BARRANCA PARKWAY, IRVINE, CALIFORNIA 92618.

                                  By Order of the Board of Directors



                                  D. Scott Hagen
                                  Secretary

November 7, 1997

                          CORTEX PHARMACEUTICALS, INC.

                     PROXY SOLICITED BY BOARD OF DIRECTORS


     Harvey S. Sadow, Ph.D. and Vincent F. Simmon, Ph.D., and each or either of them, with full power of substitution, are hereby appointed proxies to vote the stock of the undersigned in Cortex Pharmaceuticals, Inc. at the Annual Meeting of Stockholders on December 11, 1997, and at any postponement and adjournment thereof, to be held at 15241 Barranca Parkway, Irvine, California 92618, at 9:00 a.m. Pacific Time.


Management recommends that you vote FOR Proposal 1 and FOR Proposal 2.
---------------------------------------------------------------------

1.  PROPOSAL 1 ELECTION OF DIRECTORS.
    --------------------------------


    [_] FOR all Nominees listed below      [_] WITHHOLD AUTHORITY to
        (except as indicated to the            vote for all Nominees
        contrary below)                        listed below

     Robert F. Allnutt, Charles J. Casamento, Carl W. Cotman, Ph.D., Michael G. Grey, Harvey S. Sadow, Ph.D., Vincent F. Simmon, Ph.D. and Davis L. Temple, Jr., Ph.D.


     INSTRUCTION: To withhold authority to vote for any individual Nominee, write that Nominee's name in the space provided below.

--------------------------------------------------------------------------------

2.  PROPOSAL 2 RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS
    ------------------------------------------------------------------
    INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30,
    -----------------------------------------------------------------------
    1998.
    ----

    [_]  FOR            [_]  AGAINST           [_]  ABSTAIN


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof, including procedural and other matters relating to the conduct of the meeting.



                             [Front of Proxy Card]

THIS PROXY WILL BE VOTED AS DIRECTED. UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE SEVEN DIRECTOR NOMINEES LISTED ABOVE AND FOR PROPOSAL 2.



                            Please sign exactly as name appears hereon.


                            ------------------------------------------


                            ------------------------------------------

                            Date:  _____________________________, 1997


                            When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



PLEASE IMMEDIATELY DATE, SIGN AND RETURN THIS CARD IN THE ENCLOSED ENVELOPE. THANK YOU FOR YOUR PROMPT ATTENTION TO THIS IMPORTANT MATTER.



                             [Back of Proxy Card]